Nauticus Robotics Announces 1-for-9 Reverse Stock Split HOUSTON – September 2, 2025. Nauticus Robotics, Inc. (NASDAQ: KITT, “Nauticus” or the “Company”) today announced that it will proceed with a 1-for-9 reverse stock split (“Reverse Split”) of its outstanding shares of common stock (the “Common Stock”) following approval by its Board of Directors and stockholders. This ratio is within the range approved by stockholders at the annual meeting of the Company’s shareholders held on June 25, 2025. What is a Reverse Split? A reverse stock split is a corporate action that reduces the number of outstanding shares of the corporation and proportionately increases their respective share price. In this case, Nauticus is implementing a 1-for-9 reverse stock split, meaning that every 9 shares of our Common Stock will be consolidated into one share and the share price will increase proportionally. Why is Nauticus enacting the Reverse Split? By reducing the number of shares, the per-share stock price of Nauticus’ Common Stock should increase proportionally. The primary objective of the Reverse Split is to increase the share price to comply with the minimum bid price required by The Nasdaq Capital Market. A higher share price can also make the stock more attractive to a broader range of investors, including institutional investors who may have minimum price thresholds for investments. How will the Reverse Split affect current investors? Every 9 shares of Nauticus Common Stock held by shareholders will be automatically combined into one share. Fractional shares will be rounded up to the nearest share. This adjustment will not change the ownership percentages of the company or change the overall value of Nauticus, and the share price should be adjusted accordingly. Current shareholders will retain the same ownership percentage in Nauticus as before the Reverse Split. When will the Reverse Split be effective? The reverse stock split is expected to become effective on September 05, 2025. After-market trading of shares in Nauticus’ Common Stock is expected to be suspended temporarily at 7:50 p.m. Eastern Time on September 4, 2025. Nauticus expects the Common Stock will begin trading on a post-split basis at the market open on September 05, 2025 under the symbol “KITT” with the new CUSIP number 63911H 306. Do shareholders need to take any action in connection with the Reverse Split? Shareholders holding their shares electronically in book-entry form are not required to take any action to receive the post-split shares. Shareholders who hold certificated shares will receive instructions from Continental Stock Transfer and Trust, our transfer agent who is acting as the exchange agent for the Reverse Split. Where can I find additional information?

Additional information about the Reverse Split can be found in Nauticus’ definitive proxy statement (Form DEF 14A) filed with the U.S. Securities and Exchange Commission on April 29, 2025. About Nauticus Robotics Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. https://nauticusrobotics.com/ Cautionary Language Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ Annual Report on Form 10-K filed with the SEC on April 15, 2025 and subsequent Quarterly Reports on Form 10-Q filed with the SEC from time to time. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.